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                       Securities and Exchange Commission
                              Washington, DC 20549

                                     -------

                                    Form 8-K

                                 Current report
                     pursuant to section 13 or 15(d) of the
                         securities exchange act of 1934



Date of Report (Date of earliest event reported) June 1, 2003
                                                 ------------





                       Corporate Asset Backed Corporation
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             (Exact name of registrant as specified in its charter)


Delaware                            33-73666              22-3281571
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(State or other jurisdiction      (Commission             (I.R.S. employer
   of incorporation)              file number)            identification no.)


    445 Broad Hollow Road
    Suite 239
    Melville, New York                                    11747
    ----------------------------------------------------------------------------
    (Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code: (631) 587-4700
                                                    --------------


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          (Former name or former address, if changed since last report)


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Item 1.             Changes in Control of Registrant.


                    Not Applicable.


Item 2.             Acquisition or Disposition of Assets.


                    Not Applicable.


Item 3.             Bankruptcy or Receivership.


                    Not Applicable.


Item 4.             Changes in Registrant's Certifying Accountant.


                    Not Applicable.


Item 5.             Other Events.


                    Not Applicable.


Item 6.             Resignations of Registrant's Directors.


                    Not Applicable.


Item 7.             Financial Statements, Pro-Forma Financial
                    Information and Exhibits.

                    (a)  Not Applicable.

                    (b)  Not Applicable.

                    (c)  Exhibits.

                    1. Statement of Cash Transactions in respect of the receipt and disbursement of interest by the CABCO Trust for
                    Florida P&L  First   Mortgage  Bonds  on  June  1,  2003
                    for Trust Certificates relating to Florida Power & Light Company 7.05% First Mortgage Bonds due December 1, 2026 (CUSIP 124675109).

                           $881,250.00 to the Trust Certificate Holders.



Item 8.             Change in Fiscal Year.


                    Not Applicable.


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                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         CORPORATE ASSET
                                         BACKED CORPORATION
                                              as Depositor



                                         By:    /s/ Robert D. Vascellaro
                                                ------------------------
                                         Name:  Robert D. Vascellaro
                                         Title: Vice President and Treasurer



Date:  June 9, 2003


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                                  EXHIBIT INDEX



Exhibit
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          Statement  of  Cash   Transactions  in  respect  of  the  receipt  and
          disbursement of interest by the CABCO Trust for Florida P&L First Mortgage Bonds on June 1, 2003 for Trust Certificates relating to Florida Power & Light Company 7.05% First Mortgage Bonds due December 1, 2026 (CUSIP 124675109).